Exhibit 99.1

Almost Family, Inc. Steve Guenthner (502) 891-1000	The Ruth Group Investor Relations Nick Laudico/Zack Kubow (646) 536-7030/7020 nlaudico@theruthgroup.com zkubow@theruthgroup.com

Almost Family Reports Fourth Quarter and Full Year 2010 Results

Fourth Quarter Highlights:
•	Net service revenues increased to approximately $85 million
•	Net income and diluted EPS were $7.0 million and $0.75 per share after the costs of complying with governmental inquiries and the impact of a Medicare rate cut
•	Diluted EPS includes $0.04 of expenses related to governmental inquiries, excluding which diluted EPS would have been $0.79
•	A Medicare rate cut reduced diluted EPS in the fourth quarter by $0.08. Excluding the rate cut and the expenses related to governmental inquiries diluted EPS would have been $0.87
•	Visiting Nurse (VN) segment net revenues grew organically 10% to $74 million
•	Quarterly operating cash flow of $7.5 million
•	Approximately $166 million in cash plus credit facility available to fund acquisitions

Full Year Highlights:
•	Net service revenues increased 13% to $337 million
•	Net income increased 25% to $30.7 million
•	Diluted EPS increased 15% to $3.28 per share including $0.08 of expenses related to governmental inquiries, excluding which diluted EPS would have been $3.36
•	Excluding the Medicare rate cut and governmental inquiry costs diluted EPS would have been $3.44
•	Visiting Nurse (VN) segment net revenues rose 15% to $295 million
•	Full Year net operating cash flow of approximately $35 million

Louisville, KY, February 28, 2011 – Almost Family, Inc. (Nasdaq: AFAM), a leading regional provider of home health nursing services, announced today its financial results for the three-months and full year ended December 31, 2010.

William Yarmuth, Chief Executive Officer, commented, “Our full year operating performance marks another milestone year in our Company’s development.  Our management team and over 6,000 caregivers continued their uncompromising focus on our Senior Advocacy Mission providing the highest quality home care to our patients throughout the communities we serve.  Our fourth quarter and full year results demonstrate our continued ability to generate quality returns for our shareholders with strong organic revenue, cash flow and earnings growth despite the challenges from health care reform and increased scrutiny in 2010.  Our strong balance sheet and operating excellence position us well for continued growth.”

Almost Family Reports Fourth Quarter and Full Year 2010 Results

February 28, 2011

Fourth Quarter Financial Results

Almost Family reported fourth quarter 2010 net service revenues of $84.6 million, an 8.5% increase from $78.0 million in the fourth quarter of 2009.

Net income for the fourth quarter of 2010 was $7.0 million, or $0.75 per diluted share, compared to $6.8 million, or $0.73 per diluted share, in the fourth quarter of 2009.  Results for the quarter included the unfavorable impact of the 5.2% Medicare reimbursement rate cut for 2011 which reduced revenue, operating income and net income for episodes started in the fourth quarter which did not complete until 2011.  This rate cut lowered revenues by approximately $1.2 million and lowered diluted EPS by approximately $0.08.  Additionally, fees and expenses related to regulatory investigations lowered EPS by approximately $0.04.  Without these two externally imposed items diluted EPS would have been $0.87.

Fourth Quarter Segment Results

Net revenues in the Visiting Nurse segment for the fourth quarter of 2010 were $74.3 million, a 10% increase from $67.6 million in the fourth quarter of 2009.  The total revenue growth of $6.7 million came from a 10% organic growth rate plus $0.2 million from acquired operations.  Organic Medicare admission and episode growth were both also 10%.  Operating income before corporate expenses in the VN segment for the fourth quarter of 2010 was $16.2 million, a 9% increase from $14.9 million in the fourth quarter of 2009.

Net revenues in the Personal Care (PC) segment for the fourth quarter of 2010 were flat at $10.4 million in the fourth quarter of 2010 and 2009.  Operating income before unallocated corporate expenses in the PC segment was also flat at $1.5 million in the fourth quarter of 2010 and 2009.

Full Year Financial Results

Almost Family reported net service revenues for the year ended December 31, 2010 of $336.9 million, a 13% increase from $297.8 million in the same period of 2009.  Full year net income for 2010 was $30.7 million, or $3.28 per diluted share, compared to $24.6 million, or $2.86 per diluted share, for 2009 on 9% more diluted shares outstanding.  The Medicare rate cut described above also lowered fiscal year revenues by approximately $1.2 million and lowered diluted EPS by approximately $0.08.  Additionally, fees and expenses related to regulatory investigations lowered EPS by approximately $0.08.  Without these two externally imposed items diluted EPS would have been $3.44.

Full year net cash provided by operating activities increased 28% to $34.8 million in 2010 from $27.1 million in 2009.

Full Year Segment Results

Net revenues in the Visiting Nurse segment for 2010 were $294.9 million, a 15% increase from $256.1 million for the year ended December 31, 2009.  The total revenue growth of $38.9 million came

Almost Family Reports Fourth Quarter and Full Year 2010 Results

February 28, 2011

from a 14% organic growth rate plus $2.2 million from acquired operations.  Operating income before corporate expenses in the VN segment for 2010 was $66.3 million, a 23% increase from $54.0 million in the same period of 2009.

Full year net revenues in the Personal Care (PC) segment for 2010 were $42.0 million, a 0.5% increase from $41.8 million in 2009.  Operating income before unallocated corporate expenses in the PC segment for the twelve month period of 2010 was $5.7 million, an 11% increase from $5.2 million in the twelve month period of 2009.

Regulatory Inquiries and Shareholder Litigation

As previously announced, the Company is continuing to cooperate fully with investigators from the US Senate Finance Committee and the US Securities and Exchange Commission regarding their inquiries following an April 27, 2010 Wall Street Journal article related to Medicare home health therapy services.  Fees and expenses associated with these inquiries and their impact on the Company’s financial results are described above.

Conference Call

A conference call to review the results will begin at 11:00 a.m. ET on February 28, 2011, and will be hosted by William Yarmuth, Chief Executive Officer, and Steve Guenthner, Chief Financial Officer. To participate in the conference call, please dial 1-877-407-0789 (USA) or 1-201-689-8562 (International).  In addition, a dial-up replay of the conference call will be available beginning February 28, 2011 at 2:00 p.m. ET and ending on March 13, 2011. The replay telephone number is 1-877-870-5176 (USA) or 1-858-384-5517 (International). Pin number 367130.

A live Web cast of the call will also be available from the Investor Relations section of the corporate Web site at http://www.almostfamily.com. A Web cast replay can be accessed on the corporate Web site beginning February 28, 2011 at approximately 2:00 p.m. ET and will remain available until March 27, 2011.

Almost Family Reports Fourth Quarter and Full Year 2010 Results

February 28, 2011

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
(In thousands, except per share data)

	Three months ended December 31,
	2010	2009
Net service revenues	$84,643	$78,020
Cost of service revenues (excluding depreciation and amortization)	38,417	36,072
Gross margin	46,226	41,948
General and administrative expenses:
Salaries and benefits	23,388	21,118
Other	11,022	8,852
Total general and administrative expenses	34,410	29,970
Operating income	11,816	11,978
Interest expense, net	(56)	(129)
Income before income taxes	11,760	11,849
Income tax expense	(4,773)	(5,041)
Net income	$6,987	$6,808

Per share amounts-basic:
Average shares outstanding	9,149	9,057
Net income	$0.76	$0.75

Per share amounts-diluted:
Average shares outstanding	9,363	9,308
Net income	$0.75	$0.73

Almost Family Reports Fourth Quarter and Full Year 2010 Results

February 28, 2011

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

	Year Ended December 31,
	2010	2009
Net service revenues	$336,924	$297,849
Cost of service revenues (excluding depreciation and amortization)	153,763	138,565
Gross margin	183,161	159,284
General and administrative expenses:
Salaries and benefits	91,455	81,589
Other	40,049	35,826
Total general and administrative expenses	131,504	117,415
Operating income	51,657	41,869
Interest expense, net	(266)	(803)
Income before income taxes	51,391	41,066
Income tax expense	(20,678)	(16,502)
Net income	$30,713	$24,564

Per share amounts-basic:
Average shares outstanding	9,123	8,372
Net income	$3.37	$2.93

Per share amounts-diluted:
Average shares outstanding	9,352	8,589
Net income	$3.28	$2.86

Almost Family Reports Fourth Quarter and Full Year 2010 Results

February 28, 2011

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of December 31,
	2010	2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$47,943	$19,389
Accounts receivable - net	39,772	35,121
Prepaid expenses and other current assets	3,513	2,544
Deferred tax assets	8,521	7,786
TOTAL CURRENT ASSETS	99,749	64,840

PROPERTY AND EQUIPMENT - NET	4,514	4,291

GOODWILL	101,060	99,333

OTHER INTANGIBLE ASSETS	14,285	14,338

OTHER ASSETS	519	587
	$220,127	$183,389

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,424	$3,360
Accrued other liabilities	20,529	20,076
Current portion - capital leases and notes payable	1,695	1,836
TOTAL CURRENT LIABILITIES	27,648	25,272

LONG-TERM LIABILITIES:
Revolving credit facility	-	-
Notes payable	1,325	2,800
Deferred tax liabilities	8,763	5,258
Other liabilities	223	1,082
TOTAL LONG-TERM LIABILITIES	10,311	9,140
TOTAL LIABILITIES	37,959	34,412

STOCKHOLDERS' EQUITY:
Preferred stock, par value $0.05; authorized
2,000 shares; none issued or outstanding	-	-
Common stock, par value $0.10; authorized
25,000; 9,239 and 9,151
issued and outstanding	924	915
Treasury stock, at cost, 4 and zero shares	(139)	-
Additional paid-in capital	97,073	94,465
Retained earnings	84,310	53,597
TOTAL STOCKHOLDERS' EQUITY	182,168	148,977
	$220,127	$183,389

Almost Family Reports Fourth Quarter and Full Year 2010 Results

February 28, 2011

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Year Ended December 31,
	2010	2009
Cash flows from operating activities:
Net income	$30,713	$24,564

Adjustments to reconcile income to net cash
provided by operating activities:
Depreciation and amortization	2,913	2,385
Provision for uncollectible accounts	3,675	3,762
Stock-based compensation	1,505	1,371
Deferred income taxes	2,770	695
	41,576	32,777
Change in certain net assets and liabilities, net of the effects of acquisitions:
(Increase) decrease in:
Accounts receivable	(8,239)	(3,958)
Prepaid expenses and other current assets	(1,184)	570
Other assets	68	(69)
Increase (decrease) in:
Accounts payable and accrued expenses	2,548	(2,220)
Net cash provided by operating activities	34,769	27,100

Cash flows from investing activities:
Capital expenditures	(2,607)	(2,134)
Acquisitions, net of cash acquired	(2,800)	(6,510)
Net cash used in investing activities	(5,407)	(8,644)

Cash flows from financing activities:
Net revolving credit facility repayments	-	(23,998)
Proceeds from stock option exercises	380	113
Purchase of common stock in connection with stock options	(640)	(14)
Tax benefit from non-qualified stock option exercises	1,233	203
Proceeds from stock offering, net	-	27,957
Principal payments on capital leases and notes payable	(1,781)	(4,510)
Net cash used in financing activities	(808)	(249)

Net increase in cash and cash equivalents	28,554	18,207
Cash and cash equivalents at beginning of period	19,389	1,182
Cash and cash equivalents at end of period	$47,943	$19,389

Almost Family Reports Fourth Quarter and Full Year 2010 Results

February 28, 2011

ALMOST FAMILY, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS
(In thousands)

	Three months ended December 31,
	2010		2009		Change
	Amount	% Rev	Amount	% Rev	Amount	%
Net service revenues:
Visiting Nurse	$74,272	87.7%	$67,616	86.7%	$6,656	9.8%
Personal Care	10,371	12.3%	10,404	13.3%	(33)	-0.3%
	84,643	100.0%	78,020	100.0%	6,623	8.5%
Operating income before corporate expenses:
Visiting Nurse	16,226	21.8%	14,899	22.0%	1,327	8.9%
Personal Care	1,494	14.4%	1,536	14.8%	(42)	-2.7%
	17,720	20.9%	16,435	21.1%	1,285	7.8%
Corporate expenses	5,904	7.0%	4,457	5.7%	1,447	32.5%
Operating income	11,816	14.0%	11,978	15.4%	(162)	-1.4%
Interest expense, net	56	0.1%	129	0.2%	(73)	-56.6%
Income tax expense	4,773	5.6%	5,041	6.5%	(268)	-5.3%
Net income	$6,987	8.3%	$6,808	8.7%	$179	2.6%

EBITDA	$12,824	15.2%	$12,762	16.4%	$62	0.5%

ALMOST FAMILY, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS
(In thousands)

	Year ended December 31,
	2010		2009		Change
	Amount	% Rev	Amount	% Rev	Amount	%
Net service revenues:
Visiting Nurse	$294,915	87.5%	$256,060	86.0%	$38,855	15.2%
Personal Care	42,009	12.5%	41,789	14.0%	220	0.5%
	336,924	100.0%	297,849	100.0%	39,075	13.1%
Operating income before corporate expenses:
Visiting Nurse	66,333	22.5%	53,955	21.1%	12,378	22.9%
Personal Care	5,715	13.6%	5,166	12.4%	549	10.6%
	72,048	21.4%	59,121	19.8%	12,927	21.9%
Corporate expenses	20,391	6.1%	17,252	5.8%	3,139	18.2%
Operating income	51,657	15.3%	41,869	14.1%	9,788	23.4%
Interest expense, net	266	0.1%	803	0.3%	(537)	-66.9%
Income tax expense	20,678	6.1%	16,502	5.5%	4,176	25.3%
Net income	$30,713	9.1%	$24,564	8.2%	$6,149	25.0%

EBITDA	$56,075	16.6%	$45,625	15.3%	$10,450	22.9%

Almost Family Reports Fourth Quarter and Full Year 2010 Results

February 28, 2011

ALMOST FAMILY, INC. AND SUBSIDIARIES
VISITING NURSE SEGMENT OPERATING METRICS

	Three months ended December 31,
	2010	2009	Change
Average number of locations	89	85	4	4.7%

All payors:
Patients Months	51,928	48,154	3,774	7.8%
Admissions	14,855	13,518	1,337	9.9%
Billable Visits	479,118	449,979	29,139	6.5%

Medicare Statisitics:
Revenue (in thousands)	$68,521	$61,284	$7,237	11.8%
Percentage of total revenues	92.3%	90.6%
Billable visits	403,971	369,791	34,180	9.2%
Admissions	13,367	12,142	1,225	10.1%
Episodes	21,762	19,733	2,029	10.3%

Revenue per completed episode	$3,161	$3,077	$84	2.7%
Visits per episode	18.0	18.3	(0.3)	-1.6%

ALMOST FAMILY, INC. AND SUBSIDIARIES
PERSONAL CARE SEGMENT OPERATING METRICS

	Three months ended December 31,
	2010	2009	Change
Average number of locations	23	23	-	0.0%

Admissions	658	690	(32)	-4.6%
Patient months of care	11,287	11,814	(527)	-4.5%
Patient days of care	148,200	152,116	(3,916)	-2.6%
Billable hours	576,858	582,582	(5,724)	-1.0%
Revenue per billable hour	$17.98	$17.86	$0.12	0.7%

Almost Family Reports Fourth Quarter and Full Year 2010 Results

February 28, 2011

ALMOST FAMILY, INC. AND SUBSIDIARIES
VISITING NURSE SEGMENT OPERATING METRICS

	Year ended December 31,
	2010	2009	Change
Average number of locations	86	78	8	10.3%

All payors:
Patients Months	205,681	185,959	19,722	10.6%
Admissions	58,291	52,029	6,262	12.0%
Billable Visits	1,886,287	1,712,480	173,807	10.1%

Medicare Statisitics:
Revenue (in thousands)	$271,248	$230,383	$40,865	17.7%
Percentage of total revenues	92.0%	90.0%
Billable visits	1,581,360	1,395,001	186,359	13.4%
Admissions	52,757	47,110	5,647	12.0%
Episodes	85,901	76,436	9,465	12.4%

Revenue per completed episode	$3,140	$2,974	$166	5.6%
Visits per episode	18.2	17.7	0.5	2.8%

ALMOST FAMILY, INC. AND SUBSIDIARIES
PERSONAL CARE SEGMENT OPERATING METRICS

	Year ended December 31,
	2010	2009	Change
Average number of locations	23	22	1	4.5%

Admissions	2,953	3,135	(182)	-5.8%
Patient months of care	46,562	47,154	(592)	-1.3%
Patient days of care	604,388	600,447	3,941	0.7%
Billable hours	2,312,444	2,339,080	(26,636)	-1.1%
Revenue per billable hour	$18.17	$17.87	$0.30	1.7%

Non-GAAP Financial Measure
The information provided in some of the tables in this release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules.  In accordance with SEC rules, the Company has provided, in the supplemental information and the footnotes to the tables, a reconciliation of those measures to the most directly comparable GAAP measures.

EBITDA:
EBITDA is defined as net income before depreciation and amortization, net interest expense and income taxes. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States of America. It should not be considered in isolation or as

Almost Family Reports Fourth Quarter and Full Year 2010 Results

February 28, 2011

a substitute for net income, operating income, cash flows from operating, investing or financing activities, or any other measure calculated in accordance with generally accepted accounting principles. The items excluded from EBITDA are significant components in understanding and evaluating financial performance and liquidity. Management routinely calculates and communicates EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within our industry to evaluate performance, measure leverage capacity and debt service ability, and to estimate current or prospective enterprise value. EBITDA is also used in certain covenants contained in our credit agreement.

The following tables set forth a reconciliation of Net Income to EBITDA:

ALMOST FAMILY, INC. AND SUBSIDIARIES
RECONCILIATION OF EBITDA
(In thousands)

	Three months ended December 31,
	2010	2009
Net income	$6,987	$6,808
Add back:
Interest expense	56	129
Income tax expense	4,773	5,041
Depreciation and amortization	811	632
Amortization of stock-based compensation	197	152
Earnings before interest, income taxes, depreciation and amortization (EBITDA)	$12,824	$12,762

ALMOST FAMILY, INC. AND SUBSIDIARIES
RECONCILIATION OF EBITDA
(In thousands)

	Year ended December 31,
	2010	2009
Net income	$30,713	$24,564
Add back:
Interest expense	266	803
Income tax expense	20,678	16,502
Depreciation and amortization	2,913	2,385
Amortization of stock-based compensation	1,505	1,371
Earnings before interest, income taxes, depreciation and amortization (EBITDA)	$56,075	$45,625

Almost Family Reports Fourth Quarter and Full Year 2010 Results

February 28, 2011

About Almost Family
Almost Family, Inc., founded in 1976, is a leading regional provider of home health nursing services, with branch locations in Florida, Kentucky, New Jersey, Connecticut, Ohio, Massachusetts, Missouri, Alabama, Illinois, Pennsylvania, and Indiana (in order of revenue significance). Almost Family, Inc. and its subsidiaries operate a Medicare-certified segment and a personal care segment. Altogether, Almost Family operates over 110 branch locations in 11 U.S. states.

Forward Looking Statements
All statements, other than statements of historical facts, included in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "project," "anticipate," "continue," or similar terms, variations of those terms or the negative of those terms. These forward-looking statements are based on the Company's current plans, expectations and projections about future events.

Because forward-looking statements involve risks and uncertainties, the Company's actual results could differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The potential risks and uncertainties which could cause actual results to differ materially include: regulatory approvals or third party consents may not be obtained, the impact of further changes in healthcare reimbursement systems, including the ultimate outcome of potential changes to Medicare reimbursement for home health services and to Medicaid reimbursement due to state budget shortfalls; the ability of the Company to maintain its level of operating performance and achieve its cost control objectives; changes in our relationships with referral sources; the ability of the Company to integrate acquired operations; government regulation; health care reform; pricing pressures from Medicare, Medicaid and other third-party payers; changes in laws and interpretations of laws relating to the healthcare industry; and the Company’s self-insurance risks.  For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's various filings with the Securities and Exchange Commission, including its filing on Form 10-K for the year ended December 31, 2010, in particular information under the headings "Special Caution Regarding Forward-Looking Statements" and “Risk Factors.” The Company undertakes no obligation to update or revise its forward-looking statements.